EXHIBIT 99

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development Stage)

                            BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 2004


                          ASSETS

Current Assets:
 Cash and cash equivalents                                            $114,067
 Investment - securities, at market                                    330,000
 Other current assets                                                    3,489
                                                                      --------

  Total current assets                                                 447,556

Patents, net                                                           219,042
                                                                     ----------

  Total Assets                                                      $  666,598
                                                                    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable and accrued liabilities                             $165,539
 Due to related parties                                                478,771
476,743
 Convertible notes payable                                             476,743
                                                                     ---------

  Total current liabilities                                          1,121,053
                                                                     ---------

Commitments and contingencies                                                -

Stockholders' Equity:
 Common stock, $0.001 par value; 125,000,000 shares
   authorized, 26,440,616 shares issued and outstanding                 26,441
 Additional paid-in capital                                          4,704,982
 Prepaid consulting services                                           (93,333)
 Subscription receivable                                               (86,800)
  Comprehensive income - unrealized gain                               168,000
 Accumulated deficit                                                (5,173,745)
                                                                    ----------
  Total stockholders' equity                                          (454,455)
                                                                    ----------

  Total Liabilities and Stockholders' Equity                        $  666,598
                                                                    ==========


The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                            STATEMENTS OF OPERATIONS

                                                                  Losses
                                                                Accumulated
                                                                  During
                                             Three Months     Development Stage
                                                 Ended        January 1, 2001
                                               March 31          to March 31,
                                          2004         2003          2004
                                          ----         ----   -----------------
                                                   (Restated)
Revenue, net
   Sales                                $  1,250     $      -      $   6,700
   License Revenue                       207,756            -        207,756
                                        --------     --------      ---------
                                         209,006            -       214,456
                                        --------     --------      ---------
General and administrative expenses
   Depreciation and amortization          4,134        3,408         44,523
   Option expense                       349,312            -        349,312
   Professional and consulting fees     157,859      390,330      2,620,045
   Research and development              92,000       65,000      1,005,900
   Other general and administrative
       expense                          299,051      200,961      1,010,955
                                        --------     --------     ---------
Total general and administrative
      expenses                          902,356      659,699      5,030,734
                                        -------      -------      ---------
Loss from operations                   (693,350)    (659,699)    (4,816,278)
Other income (expense):
   Interest income                       (1,168)           -        332,111
   Interest expense, net                 (9,862)    (396,370)      (698,520)
   Gain on sale of equity investment          -            -         89,533
   Gain on extinguishment of convertible
       debt                                   -            -         33,584
                                        -------      -------      ---------
       Total other income (expense)     (11,030)    (396,370)      (243,292)
                                        -------      -------      ---------

Loss from continuing operations
 before provision for income taxes     (704,380)  (1,056,069)    (5,059,570)
Provision for income taxes                   --           --             --
                                       --------    ---------      ---------

Net loss                               (704,380)  (1,056,069)    (5,059,570)
                                       ========    =========     ==========

Net loss per share - basic and diluted   ($0.03)      ($0.05)
                                       ========    =========
Weighted average shares outstanding
  - basic and diluted                26,207,161   19,679,618
                                     ==========   ==========


The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                        STATEMENTS OF COMPREHENSIVE LOSS


                                                                   Losses
                                                                Accumulated
                                                                  During
                                             Three Months     Development Stage
                                                 Ended        January 1, 2001
                                               March 31          to March 31,
                                          2004         2003          2004
                                          ----         ----   -----------------
                                                   (Restated)
COMPREHENSIVE LOSS

Net Loss                              $(704,380)   $(1,056,069)   $(5,059,570)

    Unrealized gain on equity
      investment                        120,000              -        168,000

 Foreign Currency Translation Adjustment      -              -              -
                                      ---------    -----------    -----------

COMPREHENSIVE LOSS                   $ (584,380)   $(1,056,069)   $(4,891,570)
                                     ==========    ===========    ===========
















The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
                     FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                    (JANUARY 1, 2001) THROUGH MARCH 31, 2004)



                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
Balance at January 1,
  2001                      8,225,022      8,225       46,775         -           -            -     (114,175)        (59,175)
Capital contributed
   relating to the
   forgiveness of
   advances payable
   (February 2001)                  -          -       59,175         -           -            -            -          59,175
Issuance of common stock
   at $2.00 per share for
   patents and intellectual
   properties after giving
   effect to 13-for-1
   reverse split
   (February, 2001)         1,950,000      1,950        1,950         -           -            -            -               -
Issuance of common stock
   at $1.51 per share in
   settlement of convert-
   ible notes payable
   (May 2001)               1,544,404      1,545      464,616         -           -            -            -         466,161
Issuance of common stock
   for cash:
 October 2001 - $1.25 per
   share                       52,000         52       65,000         -           -            -            -          65,052
 December 2001 - $0.97
   per share                   32,260         32       31,406         -           -            -            -          31,438
Issuance of common stock
   at $2.00 per share for
   services rendered
   (December 2001)             11,000         11       21,989         -           -            -            -          22,000
Issuance of warrants                -          -      175,000         -           -            -            -         175,000



The accompanying notes are an integral part of these financial statements.

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
Cumulative foreign
   currency translation
   adjustment                      -          -            -           -           -        28,213             -         28,213
Net loss for the year
   ended December 31, 2001         -          -            -           -           -             -    (1,089,464)    (1,089,464)
Balance at December 31,    ---------  ---------    ---------    --------    --------     ---------    ----------     ----------
   2001 as restated        11,814,686    11,815      862,011           -           -        28,213    (1,203,639)       301,600
Sale of common stock at
   $0.75 per share
   (January 2002)             105,313       105       78,880           -           -             -             -         78,985
Issuance of common stock
   at $0.10 per share in
   settlement of
   convertible notes
   payable (December 2002)  1,100,000     1,100      108,900           -           -             -             -        110,000
Issuance of common stock
   for services rendered
   April 2002 - $0.64 per
   share                       77,149        77       49,062           -           -             -             -         49,139
   July 2002 - $1.25 per
   share                        7,400         8        9,207           -           -             -             -          9,215



The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
Issuance of common stock
   for consulting
   services to be
   performed at $0.05 per
   share (November 2002)    2,300,000     2,300      112,700    (115,000)          -             -             -              -
Issuance of common stock
   in exchange for
   accounts payable at
   $0.08 per share
   (December 2002)            929,244       929       74,181           -           -             -             -         75,110
Issuance of options                 -         -       21,042           -           -             -             -         21,042
Issuance of warrants                -         -      207,188           -           -             -             -        207,188
Reclassification of
   warrants and options
   to liability                     -         -     (529,785)          -           -             -             -       (529,785)
Reclassification of
   warrant liability to
   equity                           -         -       71,675           -           -             -             -         71,675
Beneficial conversion
   feature of convertible
   debt                             -         -       99,800           -           -             -             -         99,800
Cumulative foreign
   currency translation
   adjustment                       -         -            -           -           -       (28,213)            -        (28,213)
Net loss for the year
   ended December 31,
   2002- restated                   -         -            -           -           -                    (646,771)      (646,771)
                           ----------  ---------  -----------  ----------  ----------  ------------  -----------     ----------
Balance -  December 31,
     2002 as restated      16,333,792    16,334    1,164,861    (115,000)          -             -    (1,850,410)      (784,215)
Issuance of common stock
   - in settlement of debt
  March 2003- $0.13 per
   share                    1,225,000     1,225      154,775          -            -             -             -        156,000



The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
  April 2003 - $0.17 per
   share                     300,000        300       50,700           -           -             -            -         51,000
  July 2003 - $0.19 per
   share                     353,000        353       66,718           -           -             -            -         67,071
  October 2003-$0.24 per
   share                     300,000        300       71,581           -           -             -            -         71,881

Sale of common stock
   January 2003-$0.07 per
   share                     900,543        900       62,137           -           -             -            -         63,037
   November 2003-$0.21
   per share                 288,095        288       60,195           -           -             -            -         60,483
Issuance of common stock
   - exercise of options
   in exchange for payables
   March 2003-$0.07 per
   share                   1,560,000      1,560      107,640           -           -             -            -        109,200
   June 2003 -$0.17 per
   share                     305,822        306       51,594           -           -             -            -         51,900
   November 2003-$0.001
   per share                 450,000        450            -           -           -             -            -            450
Issuance of common stock
  - exercise of options
   for cash March 2003 -
   $0.07 per share           135,000        135        9,315           -           -             -            -          9,450
   May 2003-$0.16 per
   share                   1,000,000      1,000      159,000           -           -             -            -        160,000
   June 2003-$0.17 per
   share                     294,118        294       49,706           -           -             -            -         50,000
   October 2003-$0.18 per
   share                     277,777        278       49,722           -           -             -            -         50,000
   November 2003-$0.24
   per share                 104,167        104       24,896           -           -             -            -         25,000



The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
Issuance of common stock
   for services rendered
   March 2003-$0.40 per
   share                     156,250        156       62,344           -           -             -            -         62,500
   October 2003-$0.16 per
   share                   1,000,000      1,000      159,000   (160,000)           -             -            -              -
Issuance of options to
   directors under the
   bonus plan                      -          -      315,000           -           -             -            -        315,000
Consulting agreement
   amortized over the
   year 2003                       -          -            -     141,667           -             -            -        141,667
Options granted for
   consulting services             -          -      526,349           -           -             -            -        526,349
Issuance of warrants
   attached to
   convertible notes               -          -      274,601           -           -             -            -        274,601
Beneficial conversion
   feature related to
   convertible notes               -          -      255,142           -           -             -            -        255,142
FMV of warrants issued
   for loan provided to
   company                         -          -       99,778           -           -             -            -         99,778
Reacquisition value of
   beneficial conversion
   feature                                           (33,584)          -           -             -            -        (33,584)
Comprehensive income -
   unrealized gain                 -          -            -           -           -        48,000            -         48,000
Net loss for the year
   ended December 31, 2003         -          -            -           -           -             -   (2,618,955)    (2,618,955
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
BALANCE -
 DECEMBER 31, 2003        24,983,564     24,983    3,741,470    (133,333)          -        48,000   (4,469,365)      (788,245)



The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------

Sale of common stock
January 2004-$0.19 per share 100,000        100       18,900           -           -             -            -         19,000
March 2004-$0.15 per share   633,334        633       94,367           -     (44,000)            -            -         55,000

March 2004-$0.15 per share   315,790        316       59,684           -                         -            -         60,000
Issuance of common stock
   for services rendered
February 2004-$0.22 per
   share                     142,928        144       31,300           -           -             -            -         31,444
Issuance of common stock
   - exercise of options
   for cash
March 2004-$0.14 per share    20,000         20        2,780           -           -             -            -          2,800
Issuance of common stock
   - exercise of options
   subscription receivable
March 2004-$0.14 per share    20,000         20        2,780           -      (2,800)            -            -              -
March 2004-$0.22 per share   200,000        200       43,800           -     (44,000)            -            -              -
Issuance of common stock
   for bonus compensation
March 2004-$0.23 per share    25,000         25        5,725           -           -             -            -          5,750
Issuance of options to
   directors under the
   bonus plan                                        332,050           -           -             -            -        332,050
Issuance of options for
   consulting services                                22,815           -           -             -            -         22,815



The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001) THROUGH DECEMBER 31, 2003

                                                                                         Other
                                Common Stock     Additional    Prepaid    Subscrip-    Comprehen-                 Shareholders'
                           ---------------------   Paid-In    Consulting     tion      sive Income  Accumulated       Equity
                             Shares      Amount    Capital     Services    Receivable    (Loss)       Deficit     (Deficiency)
                               #           $           $           $           $            $            $             $
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
Option expense                                       349,312           -           -             -           -         349,312
Consulting agreement
   amortized over 12
   months                                                  -      40,000                                                40,000
Comprehensive income-
   unrealized gain                                         -           -           -       120,000           -         120,000
Net loss for the period
   ended March 31, 2004                                    -           -           -             -    (704,380)       (704,380)
                           ----------  ---------  -----------  ----------  ----------  ------------ ------------  -------------
BALANCE -
MARCH 31, 2004             26,440,616    26,441    4,704,982    (93,333)    (86,800)       168,000  (5,173,745)       (454,455)
                           ==========  =========  ===========  ==========  ==========  ============ ============  =============














The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                      STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                 Accumulated
                                              For the              During
                                             Three Months     Development Stage
                                            Ended March 31       January 1, 2001
                                          2004         2003      to March 31,
                                          ----         ----           2004
                                                    (Restated)  --------------
Cash flows used for operating activities:
Net loss                                (704,380)   (1,056,069)     (5,059,570)
Adjustments to reconcile net loss to
  net cash used for operating activities:      -             -               -
  Depreciation and amortization            4,134         3,408          44,523
  Amortization of consulting services     40,000        28,750         181,667
  Common stock issued for services             -             -          80,354
  Issuance of warrants                         -             -         374,967
  Compensation for options issued        332,050             -         684,442
  Compensation/stock bonus                 5,750        77,000           5,750
  Fair market value of options/stock for
    consulting services                   22,815       289,460         595,314
  Option expense                         349,312             -         349,312
  Discount on convertible debentures
    and due to related parties                 -      387,268          736,542
   Interest income - variable accounting
      for equity investments                   -            -         (458,110)
   Gain on extinguishments of debt             -            -          (33,584)
   Gain on sale of BioLargo investment         -            -         (194,607)
   Allowance for uncollectible
     receivables                         (50,000)           -           51,900
Changes in assets and liabilities:             -            -                -
  Decrease in accounts receivable              -          608                -
  Decrease (increase) in other current
     assets                                1,169            -           (3,490)
  Increase in accounts payable and
   accrued liabilities                    53,967      130,431          634,083
  Decrease in deferred revenue          (162,000)           -         (162,000)
                                        ---------    --------       ----------
Net cash used for operating activities  (107,185)    (139,144)      (2,172,507)
                                        --------     --------       ----------
Cash flows provided by (used for) investing
activities:
  Addition to patents                     (5,000)           -          (48,553)
    Proceeds from sale of investment           -            -          230,666
                                        --------     --------       ----------
Net cash provided by (used for) investing
activities                                (5,000)           -          182,113
                                        --------     --------       ----------
Cash flows provided by (used for) financing
activities:
  Proceeds from convertible notes payable      -      287,490          639,743
  Issuance of common stock               134,000       63,038          432,996
  Exercise of stock options                2,800        9,450          247,250
  Payment from subscription receivable    50,000            -           50,000
  Payment on convertible notes payable         -            -          (53,000)
  Decrease in due to related parties     (93,897)    (126,759)         544,921
                                        --------     --------       ----------
Net cash provided by financing
  activities                              92,903      233,219        1,861,910
                                        --------     --------       ----------
Net increase (decrease) in cash and
 cash equivalents                        (19,282)      94,075         (128,484)
Cash and cash equivalents, beginning     133,349        3,531          242,551
                                        --------     --------       ----------
Cash and cash equivalents, ending        114,067       97,606          114,067
                                        ========     ========       ==========
Supplemental disclosure of cash
flow information:
 Cash paid for:
       Interest expense                 $      -      $     -       $        -
                                        ========     ========       ==========
         Income taxes                   $      -      $     -       $        -
                                        ========     ========       ==========

The accompanying notes are an integral part of these financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                STATEMENTS OF CASH FLOWS (UNAUDITED) (Continued)


NON-CASH INVESTING AND FINANCING ACTIVITIES:

o In January 2003, the Company issued 725,000 shares of common stock in settlement of accounts payable totaling $132,000, which is greater than the value of the stock on the date of issuance.

o On January 8, 2003, the Company issued 500,000 shares of common stock in settlement of amounts due to related parties totaling $24,000, which was equal to the value of the stock on the date of issuance.

o During the three months ended March 31, 2003, 1,560,000 stock options were exercised through reduction in accounts payable totaling $109,200.

o During 2003, the Company received securities with a value of $162,000 and at the end of the year 2003, the fair market value was $210,000. The fair market value of the securities at the end of March 31, 2004 was $330,000. The unrealized gain of $110,000 is included in other comprehensive income.

o In February 2004, the Company issued 142,928 shares of common stock in settlement of accounts payable totaling $31,444. The value of the stock on the date of issuance was $32,873.

o On March 10, 2004, the Company granted 1,450,000 options to 3 directors of the Company at an exercise price of $0.001 per share. The closing market price of the stock on the grant date was $0.23. Compensation expense in the amount of $332,050 was recorded under APB25.

o On March 10, 2004, the Company granted 250,000 options to a consultant at an exercise price equal to 90% of the closing price on the day before exercise. Consulting expense in the amount of $22,815 was recorded as determined using the Black Scholes pricing model. The following assumptions were used: average risk free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.

o In March 2004, the Company issued 25,000 shares of the Company's common stock to an employee as a bonus settlement. Compensation expense totaling $5,750 was recorded and determined based on the closing price of the stock on the date of approval by the Board of Directors.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Basis of Presentation/Line of Business

           Whispering Oaks International, Inc. (dba BioCurex, Inc.) (the "Company") incorporated on December 8, 1997, under the laws of the state of Texas.

           During the first quarter of 2001, the Company ceased its business activities relating to the acquisition and sale of thoroughbred racehorses when a change of majority control occurred. On February 21, 2001, the Company acquired intellectual properties and patents relating to cancer diagnostics and therapeutics (see Note 2 (a)). The Company is now in the business of developing, producing, marketing and licensing cancer diagnostic kits and is currently considered a development stage enterprise under the guidelines for Statement of Financial Accounting Standards No. 7.

           During the year ended December 31, 2001, the Company acquired a 51% ownership interest in BioLargo Technologies, Inc. ("BioLargo") incorporated on May 3, 1999, under the Canada Business Corporation's Act (see Note 2). In June of 2002, the Company entered into an agreement to sell 9,000,001 shares of its 10,000,001 shares owned to an unrelated third party (see Note 15). This transaction has been accounted for as a discontinued operation as of December 31, 2001 and any gain on the sale has been properly recorded in 2002 upon disposition.

           Going Concern

           The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Currently, the liabilities of the Company exceed the carrying value of the assets. Also, the Company does not have sufficient cash nor does it have an established source of revenue to cover its ongoing costs of operations and to allow it to continue as a going concern. As of March 31, 2004, the Company has a working capital deficiency of $673,497 (unaudited) and incurred a loss for the three months ended March 31, 2004, of $704,380 and $5,059,570 since inception of development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of assets, carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

           Management is currently seeking additional financing through the private sale of stock and from borrowings from private lenders to cover its operating expenses and restructuring its convertible notes payable into common stock.

           Reclassification

           Certain reclassifications have been made to prior year balances to conform to current year presentation.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Restatement

           Statements of Stockholders' Equity:

           The financial statements for the years ended December 31, 2002 and 2001 have been restated to properly account for the value of the intellectual property and patents acquired from Lagostar and Curex (see Note 2) and the associated amortization of such intellectual property and patents. It has been determined that the value of the intellectual property on the financial statements should be zero and the value of patents on the financial statements should be adjusted to $204,468. This restatement resulted in the following changes:

                                                      2002              2001
                                                  -------------      ----------
              Additional Paid-in Capital, as
                  previously reported              $6,929,945      $6,627,095
              Prior period adjustment-Intellectual
                   Property                        (5,585,674)     (5,585,674)
              Prior period adjustment-Patents        (383,878)       (179,410)
                                                    ---------       ----------

              Additional Paid-in Capital, as
                  restated                         $1,164,861      $  862,011
                                                   ==========      ==========

              Total stockholders' equity,
                  as previously reported           $4,680,653     $5,175,229
              Prior period adjustment              (5,464,868)    (5,476,829)
                                                   ----------     ----------
             Stockholders' Equity, as restated     $ (784,215)    $ (301,600)
                                                   ==========      ==========
           Use of Estimates

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

           Revenue Recognition

           The Company recognizes revenue upon shipment of the product and performing credit checks for collection of the receivables. Shipping and handling charges are included in gross sales, with the related costs included in selling, general and administrative expenses. Sales are recorded net of returns, discounts and allowances.

           Cash and Cash Equivalents

           The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Concentration of Credit Risk

           Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents and accounts receivable arising from Company's normal business activities. The Company places its cash with high quality financial institutions and at times may exceed the insured limits.

           Fair Value of Financial Instruments

           The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and amounts due to/from related parties. The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and amounts due to/from related parties approximate fair value due to the highly liquid nature of these short-term instruments.

           Investments:

           Investments consist of equity securities classified as "available for sale" under Statements of Financial Accounting Standards No. 115 and are reported at fair value. Accordingly, unrealized gains and losses on these investments are reflected, net of tax, as other comprehensive income in stockholders equity.

           Patents

           The Company has adopted SFAS No. 142, "Goodwill and Other Intangibles." Under this pronouncement, if an asset has a definite life, then the guidelines under SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" apply. The patents are stated at cost and have a definite life of 15 years. Amortization is calculated using the straight-line method over the estimated useful life of 15 years. Patents are periodically analyzed for impairment of the carrying amount as compared to the fair value of the assets under the guidelines of Statement of Financial Accounting Standards ("SFAS") No. 142. In order to measure any impairment, the Company evaluated whether there were any events or circumstances that occurred that may have affected the carrying amount of the intangible. Management believes that no such events have occurred as of March 31, 2004. In the event that management determines that a triggering event has occurred, the Company would estimate the future cash flows expected to result from the use of the asset and its eventual disposition. The future cash flows that would be used are the future cash inflows expected to be generated by the asset less the future cash outflows expected to be necessary to obtain those inflows. When the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss would be recognized.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Intellectual Property

           The Company has adopted SFAS 142 "Goodwill and Other Intangibles." Under this pronouncement, if an asset has a definite life, then the guidelines under SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" apply. Intellectual properties are stated at cost and relate to the patents discussed above; therefore they are being amortized over the same period of 15-years using the straight-line method. Intellectual properties are periodically analyzed for impairment of the carrying amount as compared to the fair value of the assets. In order to measure any impairment, the Company evaluated whether there were any events or circumstances that occurred that may have affected the carrying amount of the intangible. Management believes that no such events have occurred as of December 31, 2003. In the event that management determines that a triggering event has occurred, the Company would first determine the fair market value of the reporting unit. If the value of the asset exceeds the fair value of the reporting unit, then the Company would estimate the undiscounted cash flows from continuing to use the asset and compare that amount to the assets carrying amount. If the carrying amount of the asset is greater than the expected future cash flows then an impairment loss would be recognized.

           Long-Lived Assets

           In accordance with SFAS Nos. 142 and 121, long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 142 relates to assets with an indefinite life where as SFAS 121 relates to assets that can be amortized and the life determinable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less the cost to sell.

           Research and Development

           Research and development costs are expenses as incurred.

           Advertising Costs

           Advertising costs will be expensed as incurred and will be included in general and administrative expenses. The Company has not incurred any advertising expenses during 2003 or 2002.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 1 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Translation of Foreign Currency

           As of December 31, 2002, the Company no longer had majority interest in BioLargo. However, when it was a subsidiary, the Company determined that the local currency was its functional currency. In accordance with SFAS No. 52, "Foreign Currency Translation," the assets and liabilities denominated in foreign currency are in foreign currency are translated into U.S. dollars at the current rate of exchange existing at period-end and revenues and expenses are translated at average exchange rates for the fiscal year. Related translation adjustments are reported as a separate component in stockholders' equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

           Stock-Based Compensation

           The Company accounts for employee stock options in accordance with Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees." Under APB 25, the Company does not recognize compensation expense related to options issued under the Company's employee stock options plans, unless the option is granted at a price below market price on the date of grant.

           In 1996, SFAS No. 123, "Accounting for Stock-Based Compensation," became effective for the Company. SFAS No. 123, which prescribes the recognition of compensation expense based on the fair value of options on the grant date, allows companies to continue applying APB 25 if certain pro forma disclosures are made using the fair value method, for which the Company uses the Black-Scholes options-pricing model.

           For non-employees stock based compensation, the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. For stock-based awards, the value is based on the market value for the stock on the date of grant and if the stock has restrictions as to transferability, a discount is provided for lack of tradability. Stock option awards are valued using the Black-Scholes option-pricing model.

           Proforma information regarding net loss and loss per share under the fair value method for options is as follows:

                                                  2003             2002
                                                  ----             ----

               Net loss                        $(2,630,916)   $  (658,732)
               Compensation expense                (31,170)    (1,405,800)
                                               -----------     ----------
                   Proforma loss               $(2,662,086)   $(2,064,532)
                                               ===========    ===========

               Basic and diluted loss per share:
                   As reported                  $   (0.12)      $   (0.06)
                                                ==========      =========
                   Proforma                     $   (0.12)      $   (0.17)
                                                ==========      =========

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Stock-Based Compensation (cont'd)

           The following assumptions were used to calculate the expense at year end due to variable accounting: average risk-free interest rate of 1.31%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.

           Earnings Per Share

           During 1998, the Company adopted SFAS No. 128, "Earnings Per Share," which requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

           The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of outstanding common shares during the period.

           Diluted earnings per share gives effect to all potentially dilutive common shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of March 31, 2004, the Company had approximately 18,297,001 of anti-dilutive securities.

           Interim Period:

           These financial statements have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted. Operating results for the three months ended March 31, 2004 are not necessarily indicative of the results that may be expected for the full year ended December 31, 2004.

           The unaudited interim financial statements should be read in conjunction with the Company's audited financial statements and notes thereto for the fiscal year ended December 31, 2003 included in the Company's Annual Report on Form 10-KSB.

           Segment Disclosure

           SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information," was issued, which changes the way public companies report information about segments. SFAS No. 131, which is based on the selected segment information, requires quarterly and annual disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenues. The Company had two reportable segment during the year ended December 31, 2001. The second reportable segment is being shown as an equity investment as of December 31, 2002.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003



NOTE 2 -   ACQUISITION OF ASSETS

           a) On February 21, 2001, the Company acquired patents and intellectual properties from Lagostar Trading S.A., in exchange for 1,950,000 shares of the Company's common stock, after giving effect to the 13-for-1 forward stock split (see Notes 4 & 5). No value has been assigned to the patents and intellectual property.

               The intellectual property acquired by the company relate to the rights to a new cancer marker technology. The technology identifies a universal cancer biomarker or receptor known as RECAF, thereby allowing detection of malignant cancer from blood test or tissue biopsies. The technology can also be used to image the location of the cancer and improve upon the present detection systems.

           b) On March 25, 2001, the Company acquired certain assets from Curex Technologies, Inc. ("Curex") and, as consideration, also accepted certain convertible notes payable totaling $2,326,869 (see Notes 4, 5, and 9). The assets acquired consisted of:

                                                                 As  previously
                                                  Restated         reported
                                                -----------     --------------

                   Patents                      $  204,468        $  353,878
                   Intellectual Properties               -         1,715,674
                   Cash                            129,032           129,032
                   51% Interest in BioLargo        128,285           128,285
                                                ----------        ----------

                   Total assets acquired        $  461,785        $2,326,869
                                                ==========        ==========

           As of the date of acquisition, BioLargo's fair value was as follows:

                   Cash and cash equivalents                      $  2,731
                   Inventory                                        83,475
                   Accounts receivable                                 556
                   Prepaid expenses and other current assets         2,985
                   Patents                                         213,239
                                                                   -------
                                                                   302,986

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 2 -   ACQUISITION OF ASSETS (continued)

                   Accounts payable                           (51,446)
                                                           ----------
                   Net book value                             251,540
                   Less: minority interest                   (123,255)
                                                           ----------
                   Investment in BioLargo                  $  128,285
                                                           ==========


           On June 28, 2002, the Company entered into an option agreement with Turtle Dove Resources, Inc. ("Turtle"), which gave Turtle the option to acquire 9,000,001 of the 10,000,001 shares of BioLargo's common stock. The option agreement expired on December 31, 2002. The purchase price for the 9,000,001 shares is $505,000. As of December 31, 2002, the Company received $180,666 from Turtle and transferred 3,150,000 shares of BioLargo's stock to Turtle. BioLargo had assets of approximately $423,000 with liabilities totaling approximately $310,000 as of June 28, 2002. The Company's initial investment in BioLargo was approximately $128,000. The Company expects to recognize a gain on the sale of its investment in BioLargo. Accordingly, the Company has accounted for BioLargo as a discontinued operation as of December 31, 2001, and has shown their losses separately on the statement of operations.

           On November 29, 2002, the Company sold 900,000 shares of BioLargo to another entity for consideration totaling $50,000.

           The following represents the Company's allocation of profit and loss for its 51% ownership of BioLargo:


               Initial investment                            $  128,285
               51% of BioLargo's losses for 2001               (105,074)
               BioLargo's losses for 2002, maximum of
                 investment                                     (23,211)
                                                              ---------

               Net investment at time of sale                $    (0.00)
                                                             ==============


           As of December 31, 2003, the Company still retained an approximate ownership percentage of 30% and does not currently have a buyer for the additional shares that they wanted to sell. Therefore the Company has accounted for the investment as an equity investment at December 31, 2003 and 2002 with a zero fair market value. The gain on the sale of the shares has been included as part of other income (expense) at December 31, 2003 and 2002.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 3 -   INVESTMENT - SECURITIES

           In December 2002, the Company entered into a licensing agreement whereby it would license part of its technology in exchange for cash and common stock. In October 2003 the Company received 600,000 shares of common stock at a value of $162,000. Under fair market value accounting the Company has adjusted the balance for the equity investment to $330,000 and recorded $168,000 as unrecognized gain in other comprehensive income.

           On March 18, 2004, the Company amended the licensing agreement and will receive 400,000 additional shares of common stock.

NOTE 4 -   PATENTS

           As discussed in Note 2, the Company has acquired certain patents. These patents consist of developing the method for diagnostic and treatment of cancer using a new cancer marker called "RECAF." These patents are presently registered in approximately 24 countries with ongoing registrations currently being conducted

           The patents have a cost totaling $263,565and were acquired as follows:

     a) No value was assigned to the patents that were acquired relating to the acquisition from Lagostar (see Note 2a).

     b) Patents totaling $204,468 were acquired relating to the acquisition of certain assets of Curex (see Note 2b).

     c)   During 2003, patent costs totaling $43,553 were capitalized.

     d) For the first three months of 2004, $15,544 of patent costs were capitalized.

           A schedule of the patents account is as follows:


                  Patents                                $263,565
                  Less accumulated amortization          (44,523)
                                                         -------
                     Net patents                         $219,042
                                                         ========

NOTE 5 -   RELATED-PARTY TRANSACTIONS

           The Company has related-party transactions with several directors and officers of the Company as well as other affiliated corporations. The Company's related-party transactions are as follows:

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 5 -   RELATED-PARTY TRANSACTIONS (continued)

           Due to Related Parties

           a)  Due to shareholder-principal          $  89,645
               Due to shareholder-interest              70,399
           b)  Due to shareholder/director              16,050
           c)  Due to Pacific BioScience
                  Research Centre                      302,227
               Total due to related parties         $  478,771
                                                    ==========

     a) The Company received advances from a director of the Company that are unsecured, bear interest at 11% and are due on demand. During the period ending March 31, 2004, repayment of advances totaled $53,244. The amount of interest recognized during the period ended March 31, 2004 was $3,673 and has been accrued as part of the due to related parties

           The Company's research and development is performed by Pacific BioScience Research Centre ("Pacific"). Pacific was not purchased when the Company purchased certain assets of Curex, Inc. (see Note
           2b). Curex was 100% owned and was purchased from a director and shareholder of the Company. Pacific continues to be 100% owned by the director and shareholder. During the three months period ended March 31, 2004, Pacific did research and development for the Company valued at $92,000. At March 31, 2004, the Company owed $302,227 to Pacific.

NOTE 6 -   CONVERTIBLE NOTES PAYABLE

           During the year ended December 31, 2003, the Company received funds relating to ten (10) convertible notes payable totaling $529,743, bearing interest at 5% and due on demand. Under the convertibility terms of the Notes Payable, the principal, plus accrued interest, can be converted immediately, at the option of the holder, either in whole, or in part, into fully paid common shares of the Company. The conversion price per share is equal to the lesser of the stated price (ranging between $0.05 and $0.23) or 75% of the average closing bid prices for the five (5) trading days ending on the trading day immediately before the date of the conversion.

           In conjunction with the issuance of the notes, the Company issued 2,434,088 warrants to the note holders entitling them to purchase 2,434,088 shares of common stock at exercise prices between $0.08 and $0.38. The warrants expire two years after the issuance date.

           In addition to the shares to be received upon conversion, the note holder will also receive an equal number of warrants to purchase shares at 110% of the conversion price amount. The beneficial conversion feature has been calculated under EITF 00-27, and equaled $255,142. Due to the notes being due on demand and convertible on the date of issuance, the discount has been immediately expensed. The convertibility feature expires five years after the date of the Agreement.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 6 -   CONVERTIBLE NOTES PAYABLE (continued)

           One of the notes payable in the amount of $53,000 was repaid in April 2003. A gain of $33,584 has been recorded on the date of repurchase of the convertible debenture as determined through the calculation of the intrinsic value of the beneficial conversion feature on the date of extinguishment.

NOTE 7 -   EQUITY TRANSACTIONS:

     a) In January 2004, the Company sold 100,000 shares of common stock for $19,000.

     b) In February 2004, the Company issued 142,928 shares of common stock in settlement of accounts payable totaling $31,444. The value of the stock on the date of issuance was $32,873.

     c) In March 2004, the Company issued 25,000 shares of the Company's common stock for $15,000.

     d) In March 2004, option holders exercised 240,000 options to purchase the Company's common stock for $49,600. The Company received cash of $2,800 in March and $46,800 the following quarter.

     e) In March 2004, the Company sold 849,124 units consisting of 849,124 shares of the Company's common stock and 849,124 warrants entitling the holders to purchase 849,124 shares of the company's common stock. The Company received cash of $100,000 in March and $40,000 the following month.

NOTE 8 -   STOCK WARRANTS

           As of March 31, 2004, the Company had 8,433,685 warrants outstanding.

NOTE 9 -   STOCK OPTIONS

     a) On March 10, 2004, the Company granted 1,450,000,options to 3 directors of the Company at an exercise price of $0.001 per share. The closing market price of the stock on the grant date was $0.23. Compensation expense in the amount of $332,050 has been recorded. The fair market value was determined using the Black Scholes pricing model. By the agreement of the Company, Dr. Moro and Dr. Wittenberg, the options granted to Dr. Moro and Dr. Wittenberg were cancelled in April 2004.

     b) On March 10, 2004, the Company granted 250,000 options to a consultant at an exercise price equal to 90% of the closing price on the day before exercise. Consulting expense in the amount of $22,815 was recorded. The fair market value was determined on the date of the grant using the Black Scholes pricing model. The following assumptions were used: average risk free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.

                       WHISPERING OAKS INTERNATIONAL, INC.
                      (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003


NOTE 9 -   STOCK OPTIONS (continued)

     c) In January 2004, the Company granted 200,000 options to an employee with an exercise price of $0.14, which was equal to the market price on the date of grant. These options were exercised in March 2004.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

           Lease Agreement

           As of December 31, 2003, the Company rents executive office spaces for $3,800 per month. During the years ended December 31, 2003 and 2002, rent expense totaled $45,000 and $37,980, respectively.

           Consulting Agreements

           On October 8, 2003, the Company entered into a consulting agreement with an entity for internet public relations services. The term of the agreement is for twelve months. The fees for the services were 1,000,000 shares of stock and $25,000 cash. The shares were valued at fair market value on the date issued of $160,000.

           The Company entered into an agreement on May 3, 2003 with a consultant to provide information, evaluation and consulting, services for a twelve month time period. The consultant is to receive 1,000,000 options to purchase the Company's common stock at a mutually agreed upon price as the services are rendered. All options have been granted and exercised as of December 31, 2003. The Company has recorded an expense of $186,326 related to these services.

NOTE 11 -  SUBSEQUENT EVENTS

           On April 1, 2004, the Company approved the issuance of 65,000 shares of common stock to two employees (25,000 and 40,000) for the exercise of their options at the option price of $0.14.